UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       February 7, 2007

Neutron Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	005-80243	98-0338100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 Matheson Blvd. East, Unit 67
Mississauga, Ontario, Canada	L4Z 1R5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (905) 238-0059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01               Regulation FD Disclosure.

On February 8, 2007, Neutron Enterprises, Inc. (the “Company”, “we” or “us”) will provide a company fact sheet to certain current and prospective investors presenting information regarding our current iniatives and operations.  The fact sheet is furnished as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.   The following exhibit is furnished with this report:

Exhibit No.	Description of Exhibit
99.1	Company Fact Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neutron Enterprises, Inc.

Date: February 7, 2007	By:	/s/ Mitchell Rosen
Mitchell Rosen
Executive Vice President